                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 1996

                         DEKALB Genetics Corporation

             (Exact name of registrant as specified in its charter)

Delaware            0-17005             36-3586793

(State or other jurisdiction            (Commission    (IRS Employer
of incorporation)    File Number)        Identification No.)

3100 Sycamore Road, DeKalb, Illinois     60115

(Address of principal executive offices)    (Zip Code)

815-758-3461

Registrant's telephone number, including area code:
N/A

(Former name or former address, if changed since last report.)

Item 5.  Other Events - Genetic Marker Patent
-------  ------------------------------------



 DEKALB Genetics Corporation announced on Tuesday, February 20, 1996 that it had received a patent (#5,492,547) from the U.S. Patent and Trademark Office covering prediction of yield in corn using inherited genetic markers.


Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------


(e)  Exhibit:
     --------


99.1 Press release issued by DEKALB Genetics Corporation on February 20, 1996 - DEKALB Genetics Granted Patent For Marker Technology Used To Predict Yields Of Corn Germplasm.

                            SIGNATURE
                            ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              DEKALB GENETICS CORPORATION




Date: February 22, 1996                       By:  Thomas R. Rauman
                                                 ------------------

                                      Thomas R. Rauman
                                      Vice-President Finance,
                                      Chief Financial Officer


                          EXHIBIT INDEX
                          -------------



          The following exhibits are filed herewith:


Exhibit                                                      Page
-------                                                      ----
99.1      Press release issued by DEKALB Genetics Corporation on February
          20, 1996.                                           4

                                  EXHIBIT 99.1
                                  ------------

                                  NEWS RELEASE
                                  ------------

Thomas R. Rauman
Chief Financial Officer
(815) 758-9223

FOR IMMEDIATE RELEASE
TUESDAY,  FEBRUARY 20, 1996

              DEKALB GENETICS GRANTED PATENT FOR MARKER TECHNOLOGY
              ----------------------------------------------------

                    USED TO PREDICT YIELDS OF CORN GERMPLASM
                    ----------------------------------------


DEKALB, Illinois, February 20, 1996 -- DEKALB Genetics Corporation today said it has received a patent (#5,492,547) from the U.S. Patent and Trademark Office covering prediction of yield in corn using inherited genetic markers. Breeders can create a molecular map or "fingerprint" of a corn plant using these methods, correlate the marker information with yield, and then predict the yield of progeny plants that have inherited these genetic markers. The patent covers the use of any marker, including RFLPs (Restriction Fragment Length Polymorphism), RAPDs (Random Amplified Polymorphic DNA), microsatellites and other polymerase chain reaction-based markers.

     "Based on tests conducted by our researchers, we believe that DNA markers are an exceptionally useful tool in developing superior inbred and hybrid corn germplasm," said Bruce P. Bickner, DEKALB's chairman and chief executive officer. "Using computer analysis, breeders can predict yield without actually growing the plant. Only the germplasm with the highest predicted yield are then selected for evaluation in the field. This tool significantly enhances the ability of breeders to identify and advance superior-yielding germplasm. They are able to screen a far greater pool of germplasm than they could ever grow in the field.''

     "We believe some companies are using markers to develop a database of their corn inbreds for security purposes, while others are using markers to monitor single genes', Bickner added. ``At DEKALB Genetics our focus is on high yield -- a trait determined by many genes. This focus will further strengthen DEKALB's competitive position in the seed industry."

     DEKALB has announced several patents in recent weeks, including the first product patent covering insect-resistant corn plants with a Bacillus thuringiensis (Bt) gene. The U.S. Patent and Trademark Office granted DEKALB a patent covering fertile, transgenic corn plants expressing Bt insecticidal protein, which provides resistance to the European corn borer. DEKALB has also been granted a patent on the microprojectile bombardment method of transforming corn. This patent covers the microprojectile method for producing fertile, transgenic corn plants containing a bar or pat gene, as well as the production and breeding of progeny of such plants. In addition to being used as a selectable marker, the bar or pat gene also confers resistance to the herbicide glufosinate.

     DEKALB Genetics Corporation is a worldwide leader in agricultural genetics and biotechnology for seed and swine. Based in DeKalb, Illinois, DEKALB Genetics Corporation Class B Common Stock is traded on the NASDAQ National Market System under the symbol SEEDB.

     NOTE: DEKALB news releases are available at no charge through PR Newswire's Company News On-Call fax service and on DEKALB's Web site. For a menu of DEKALB's press releases or to retrieve a specific release, call 800-758-5804, extension 262250, or http://www.dekalb.com on the Internet.

                                      ###

                    3100 SYCAMORE ROAD, DEKALB IL 60115-9600